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                                                                  EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated May 20, 1996 included in this annual report on Form 10-K into the Company's previously filed Form S-3 Registration Statements.



HARLAN & BOETTGER LLP


San Diego, California
June 27, 1997